                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



     The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                       GREEN TREE FINANCIAL CORP.





                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


     The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           ---------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


     The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996

                                      Distribution Date: 7/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0


Class A Certificates
- --------------------
1.   (a) Amount Available (including Monthly
         Servicing Fee)                                         $2,204,817.60

     (b) Class M-1 Interest Deficiency Amount
         (if any), Class M-2 Interest Deficiency
         Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for
         prior Payment Date                                               .00

     (c) Amount Available after giving effect to
         withdrawal of any Class M-1 Interest Deficiency
         Amount, Class M-2 Interest Deficiency Amount
         and Class B-1 Interest Deficiency Amount prior
         Payment Date                                            2,204,817.60

     INTEREST

2.   Aggregate Interest
     (a) Class A-1 Pass-through Rate                                    5.70%
         Class A-1 Interest                                        121,852.58

     (b) Class A-2 Pass-through Rate                                    6.00%
         Class A-2 Interest                                        105,000.00

     (c) Class A-3 Pass-through Rate                                    6.35%
         Class A-3 Interest                                         91,545.83

3.   Amount Applied to unpaid Class A Interest Shortfall                  .00

4.   Remaining Unpaid Class A Interest Shortfall                          .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 2

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

     PRINCIPAL

5.   Formula Principal Distribution Amount:
     (a) Scheduled Principal                  $ 271,146.65
     (b) Principal Prepayments                1,039,171.02
     (c) Delinquent Payments Advanced            28,446.71
     (d) Liquidated Contracts                    22,240.33
     (e) Repurchases                                   .00
     (f) Delinquent Payments Recovered          (25,225.79)
     (g) Previously Undistributed Principal
           Amounts                                     .00
                 Total Principal                               $ 1,335,778.92

6.   Pool Scheduled Principal Balance                           86,043,419.12

7.   Senior Percentage for such Payment Date                          100%

8.   Class A Principal Distribution:
     (a) Class A-1                                               1,335,778.92
     (b) Class A-2                                                        .00
     (c) Class A-3                                                        .00

9.   Class A Principal Balance
     (a) Class A-1 Principal Balance                            24,317,396.12
     (b) Class A-2 Principal Balance                            21,000,000.00
     (c) Class A-3 Principal Balance                            17,300,000.00

     CLASS M-1 CERTIFICATES
     ----------------------

10.  Amount Available less the Class A Distribution
     Amount(including Monthly Servicing Fee)                       550,640.27

     INTEREST

11.  Aggregate Interest
     (a) Class M-1 Pass-through Rate                                     6.95%
         Class M-1 Interest                                         37,935.42


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 3

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

12.  Amount applied to Unpaid Class M-1 Interest Shortfall                .00

13.  Amount applied to Class M-1 Interest Deficiency Amount               .00

14.  Remaining unpaid Class M-1 Interest Deficiency Amount                .00

15.  Remaining Unpaid Class M-1 Interest Shortfall                        .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a)    Scheduled Principal                                           .00
     (b)    Principal Prepayments                                         .00
     (c)    Liquidated Contracts                                          .00
     (d)    Repurchased                                                   .00
     (e)    Previously Undistributed Principal Amounts                    .00

17.  Class M-1 Principal Balance                                 6,550,000.00

18.  Senior Percentage for such Payment Date                           100.00%

19.  Class M-1 Principal Distribution                                     .00

     INTEREST ON PRINCIPAL SHORTFALL

20.  Aggregate Principal Shortfall                                        .00

21.  Class M-1 Principal Shortfall Amount                                 .00

22.  Amount applied to Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                                     .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 4

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0


23.  Remaining Unpaid Class M-1 Interest Shortfall on Principal
     Shortfall                                                            .00

     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                                512,704.85

     INTEREST

25.  Current Interest
     (a) Class M-2 Pass-through Rate                                     7.30%
     (b) Class M-2 Interest                                         34,218.75

26.  Amount applied to Unpaid Class M-2 Interest Shortfall                .00

27.  Amount applied to Class M-2 Interest Deficiency Amount               .00

28.  Remaining unpaid Class M-2 Interest Deficiency Amount                .00

29.  Remaining unpaid Class M-2 Interest Shortfall                        .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a) Scheduled Principal                                              .00
     (b) Principal Prepayments                                            .00
     (c) Liquidated Contracts                                             .00
     (d) Repurchases                                                      .00
     (e) Previously Undistributed Principal
         Amount                                                           .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 5

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

31.  Class M-2 Principal Balance                                 5,625,000.00

32.  Senior Percentage for such Payment Date                           100.00%

33.  Class M-2 Percentage Distribution:                                   .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                                 .00

35.  Class M-2 Principal Shortfall Amount                                 .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                                     .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                               .00

     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a) Sixty-Day Delinquency Ratio for current
         Payment Date                                                     .19%
     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two
         preceding months; may not exceed 2.5%)                           .06%

39.  Average Thirty Day Delinquency Ratio Test
     (a) Thirty-Day Delinquency Ratio for current
         Payment Date                                                     .50%
     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two
         preceding months; may not exceed 5%)                             .45%


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 6

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

40.  Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for current
         Payment Date (as a percentage of Cut-off
         Date Pool Principal Balance: may not exceed
         10% from April 1, 1999 to March 31, 2001,
         11% from April 1, 2001 to March 31, 2002,
         12% after March 1, 2002                                          .03%

41.  Current Realized Losses Test
     (a) Current Realized Losses for current Payment Date           23,643.31

     (b) Current Realized Loss Ratio (total Realized
         Losses for most recent three months, multiplied
         by 4, divided by arithmetic average of Pool
         Schedule Principal Balances for third preceding
         Remittance and for current Remittance Date;
         may not exceed 2.5%)                                             .44%

42.  Class B Principal Balance Test

     (a) Class B Principal Balance (before any
         distributions on current Payment Date)
         divided by Pool Scheduled Principal Balance
         for prior Payment Date (must equal or exceed 24%)              12.88%

     CLASS B-1 CERTIFICATES
     ----------------------

43.  Amount Available less the Class A Distribution
     Amount and Class M Distribution Amount (including Monthly
     Servicing Fee)                                                478,486.10

     INTEREST

44.  Class B-1 Pass-through Rate                                         6.85%

45.  Current Interest                                               32,109.38



                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 7

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

46.  Amount applied to Unpaid Class B-1 Interest Shortfall                .00

47.  Amount applied to Class B-1 Interest Deficiency Amount               .00

48.  Remaining unpaid Class B-1 Interest Deficiency Amount                .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                        .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a) Scheduled Principal                                              .00
     (b) Principal Prepayments                                            .00
     (c) Liquidated Contracts                                             .00
     (d) Repurchases                                                      .00
     (e) Previously Undistributed Principal Amounts                       .00

51.  Pool Scheduled Principal Balance                           86,043,419.12

52.  Class B Percentage for such Payment Date                             .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                                  .00

54.  Class B Principal Balance                                  11,251,023.00

55.  Class B-1 Principal Balance                                 5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                                 .00

57.  Class B-1 Principal Shortfall Amount                                 .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shortfall on Principal Shortfall                                     .00



                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 8

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

59.  Remaining Unpaid Class B-1 Interest Shortfall on Principal
     Shortfall                                                            .00


     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                                    446,376.72

     INTEREST

61.  Class B-2 Pass-through Rate                                         7.40%

62.  Current Interest                                               34,693.81

63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                            .00

64.  Remaining Unpaid Class B-2 Interest Shortfall                        .00

     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a) Scheduled Principal                                              .00
     (b) Principal Prepayments                                            .00
     (c) Liquidated Contracts                                             .00
     (d) Repurchases                                                      .00
     (e) Previously Undistributed Principal Amounts                       .00

66.  Pool Scheduled Principal Balance                           86,043,419.12

67.  Class B Percentage for such Payment Date                             .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                                  .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 9

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

69.  Current Principal (Class B Percentage of Formal Principal
     Distribution Amount less Class B-1 Principal Balance)                .00

70.  Class B-2 Principal Liquidation Loss Amount                          .00

71.  Class B-2 Limited Guaranty Payment                                   .00

72.  Class B-2 Principal Balance                                 5,626,023.00

     INTEREST ON PRINCIPAL SHORTFALL

73.  Aggregate Principal Shortfall Amount                                 .00

74.  Class B-2 Principal Shortfall Amount                                 .00

75.  Amount applied to Unpaid Class B-2 Interest
     Shortfall on Principal Shortfall                                     .00

76.  Remaining Unpaid Class B-2 Interest Shortfall
     on Principal Shortfall                                               .00

     CLASS A, CLASS M, AND CLASS B CERTIFICATES
     ------------------------------------------

77.  Pool Factor
     (a) Previous Month Pool Factor                                 .93228321
     (b) Current Month Pool Factor                                  .91803126

78.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a) 31-59 days        429,773.29               33
     (b) 60-89 days        105,347.09               11
     (c) 90 or more days    59,872.38                4

79.  Defaulted Contracts                                            22,363.75

80.  Number of Liquidated Contracts and
     Net Liquidation Loss                          # 3              23,643.31


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   June 1996
                                    Page 10

                                     Distribution Date: 7/15/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

81.  Number of Loans Remaining                                          5,938

82.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance was
     unavailable                             # 4                    29,721.36

83.  FHA Insurance reserve amount                               99,538,991.03

84.  Amount received from FHA insurance                                   .00

CLASS C CERTIFICATES
- --------------------

85.  Monthly Servicing Fee                                          54,612.00

86.  Class C Residual Payment                                      357,070.91

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                   June 1996
                              Defaulted Contracts

                                                                 Estimated
                                                                   Loss at
Account#      Principal       Interest          Amount           Sale Date
- --------      ---------       --------         -------           ---------

15721137       5,163.09          28.65          5,191.74           5,467.47
15722898       4,757.65          26.40          4,784.05           5,245.56
15725629      12,319.59          68.37         12,387.96          12,930.28

 TOTALS      $22,240.33        $123.42        $22,363.75         $23,643.31
             ==========        =======        ==========         ==========